SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]      Preliminary Proxy Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant to Sections 240.14a-11(c) or Section
         240.14a-12

                                SAFESCIENCE, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1)    Title of each class of securities to which transaction applies:

   2)    Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4)    Proposed maximum aggregate value of transaction:

   5)    Total fee paid:

[  ]     Fee paid previously with preliminary materials

[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)    Amount Previously Paid:

   2)    Form, Schedule or Registration Statement No.:

   3)    Filing Party:

   4)    Date Filed:

                                      PROXY
                                     FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS
                                SAFESCIENCE, INC.

                                October 31, 2001

This proxy is solicited by the Board of Directors.

The undersigned hereby appoints Bradley J. Carver, Chief Executive Officer and President of the Company, as proxy with power of substitution to vote the shares of stock of SAFESCIENCE, INC. which the undersigned is entitled to vote at the special meeting of stockholders to be held on October 31, 2001 at 10:00 a.m., and at any adjournment thereof, as follows:

1.  To approve an amendment to the Company's Articles  ___ For
    of Incorporation to change the name of the Company ___ Against   ___ Abstain
    to "GlycoGenesys, Inc."

2.  To approve an amendment to the Company's Articles  ___ For
    of Incorporation to amend Section 10 thereof to    ___ Against   ___ Abstain
    enable the Company to grant preemptive rights to stockholders.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR QUESTIONS 1 AND 2 LISTED ABOVE.

In his discretion, the proxy is authorized to vote upon such other business as may lawfully come before the meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy may do by virtue hereof.

When this proxy is properly executed, the shares to which the proxy relates will be voted as specified, and if no other specification is made, will be voted for approval of the name change of the Company and for the removal of the prohibition of preemptive rights. It is understood that this proxy confers discretionary authority in respect of matters not known or determined at the time of mailing of the notice of special meeting of stockholders to the undersigned. The proxy intends to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

The undersigned hereby acknowledges receipt of the notice of special meeting of stockholders furnished herewith.



Dated and signed:                2001
                 ----------------

                                             -----------------------------------

                                             -----------------------------------
                                             [NOTE:  These signature(s) should
                                             agree exactly with the name(s)
                                             printed at the beginning of this
                                             proxy.  Executors, administrators,
                                             trustees, guardians and attorneys
                                             should so indicate when signing]

THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                SAFESCIENCE, INC.


                              PARK SQUARE BUILDING
                         31 ST. JAMES AVENUE, 8TH FLOOR
                                BOSTON, MA 02116
                                 (617) 422-0674



          NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT



                         TO BE HELD ON OCTOBER 31, 2001



         Notice is hereby given that the special meeting of stockholders of SafeScience, Inc. (the "Company") will be held at the Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts, on Wednesday, October 31, 2001 at 10:00 a.m. Eastern standard time.

         The annual meeting will be held for the following purposes:

               1. Approval of a Change in the Company's Name. To approve an amendment to the Company's Articles of Incorporation to change the Company's name to "GlycoGenesys, Inc."

               2. Removal of Prohibition of Preemptive Rights. To approve an amendment to the Company's Articles of Incorporation to amend Section 10 to enable the Company to grant preemptive rights to stockholders.

               3. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on September 14, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         We urge you to read the enclosed proxy statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.



                                           By Order of the Board of Directors

                                           /s/ Bradley J. Carver
                                           -------------------------------------
Boston, Massachusetts                      Bradley J. Carver
September 28, 2001                         Chief Executive Officer and President



         IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                SAFESCIENCE, INC.

                              PARK SQUARE BUILDING
                         31 ST. JAMES AVENUE, 8TH FLOOR
                                BOSTON, MA 02116
                                 (617) 422-0674



                                 PROXY STATEMENT

                                       FOR

                         SPECIAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                OCTOBER 31, 2001



         This proxy statement is being furnished to the holders of record of Common Stock, $.01 par value per share (the "Common Stock"), of SafeScience, Inc. (the "Company"), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the special meeting of stockholders to be held at 10:00 a.m., Eastern standard time, on Wednesday, October 31, 2001, at the Park Plaza Hotel, 64 Arlington Street, Boston, Massachusetts, and at any adjournment of such meeting. This proxy statement is expected to be mailed to stockholders on or about October 9, 2001.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained herein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (SafeScience, Inc., Park Square Building, 31 St. James Avenue, 8th Floor, Boston, MA 02116, Attention: Secretary), (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the special meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the special meeting and any adjournment thereof and will not be used for any other meeting.



                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The Board of Directors has fixed the close of business on September 14, 2001 as the record date for the determination of stockholders entitled to notice of the special meeting ("Voting Record Date"). Only stockholders of record at the close of business on the Voting Record Date will be entitled to vote at the special meeting. On the Voting Record Date, there were 29,183,533 shares of the Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters properly presented at the special meeting.

         The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the special meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter such vote will count as both present and voted for purposes of determining whether a proposal has been approved. The approval of the name change of the Company is a routine matter upon which a broker may, in the absence of instructions from the beneficial owner, exercise his or her discretion in voting the shares. Brokers are prohibited from voting on the removal of the prohibition on preemptive rights without instruction from the beneficial owner.

         Approval of the removal of the prohibition of preemptive rights and the name change each requires the affirmative vote of a majority of shares of Common Stock eligible to vote at the special meeting in person or proxy.



                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, to the Company's knowledge, as of September 14, 2001 (unless otherwise noted), the beneficial ownership of the Company's Common Stock by (i) persons who beneficially own more than 5% of the Company's Common Stock, (ii) each director, (iii) each of the named executive officers, and (iv) all directors and executive officers as a group.


                                                                   Number of
                           Name and Address                       Beneficially        Percent of
                          of Beneficial Owner                     Owned Shares         Class(1)
------------------------------------------------------------      ------------        ----------
Britannia Holdings Limited(2)                                       4,252,427           14.1%
Elan International Services, Ltd. (3)                               3,081,679           10.4%
David Platt (4)                                                     3,059,550           10.4%
Bradley J. Carver(5)                                                2,720,743            9.3%
George Strawbridge, Jr. (6)                                         1,820,187            6.2%
Brian G.R. Hughes (7)                                               1,429,396            4.8%
David W. Dube (8)                                                    27,500              ---
Theodore J. Host (9)                                                 27,500              ---
John W. Burns (10)                                                   99,529              ---
Richard A. Salter                                                    377,986             1.3%
Kenneth J. Smaha                                                       700               ---
Directors and Executive Officers as a group (5 persons) (11)        4,304,668           14.4%

-----------------
     (1)  The information presented with respect to stock ownership and related percentage information is based on Common Stock as a percentage of the aggregate number of shares of Common Stock outstanding. The number of shares of Common Stock outstanding, 29,183,533 does not include shares issuable upon exercise of outstanding warrants or stock options, shares issuable upon conversion of outstanding preferred stock or shares reserved for issuance pursuant to the 1998 Stock Option Plan and 2000 Stock Incentive Plan, as amended. In determining the percent of class owned by each stockholder, the numerator includes the number of shares of outstanding Common Stock held by such stockholders plus all shares of Common Stock which such stockholder has the right to acquire within 60 days of September 14, 2001, the date on which beneficial ownership is being determined. The denominator includes the total number of shares of Common Stock outstanding held by all stockholders plus all shares of Common Stock which such stockholder has the right to acquire within 60 days of September 14, 2001.

     (2) According to information contained in a Schedule 13G/A filing with the Securities and Exchange Commission on February 1, 2001, Britannia
          Holdings Limited has sole voting and sole dispositive power with respect to 3,277,076 shares of Common Stock and 975,351 shares of Common Stock issuable upon the exercise of warrants within 60 days of September 14, 2001. The address of Britannia Holdings Ltd. is Suites 3
          & 4, Pollet House, Le Pollet, St. Peter Port, Guernsey Channel
          Islands, GY14LA.


                                       3

     (3) Includes 381,679 shares issuable upon exercise of a warrant within 60 days of September 14, 2001. The address of Elan International
          Services, Ltd. is 102 St. James Court, Flatts, Smith Parish, Bermuda
          EL04.

     (4)  Includes 100,000 shares issuable upon exercise of options within 60 days of September 14, 2001. The home address of Dr. Platt is 12
          Appleton Circle, Newton, MA 02459.

     (5) Includes 112,057 shares issuable upon exercise of options within 60 days of September 14, 2001. The business address of Mr. Carver is c/o
          SafeScience, Inc., Park Square Building, 31 St. James Avenue, 8th
          Floor, Boston, MA 02116.

     (6) Includes 250,833 shares issuable upon exercise of warrants within 60 days of September 14, 2001. The address of George Strawbridge, Jr. is
          3801 Kennett Pike, Building B-100, Wilmington, DE 19807.

     (7) Includes 483,511 shares issuable upon exercise of warrants and options within 60 days of September 14, 2001.

     (8) Includes 27,500 shares issuable upon exercise of options within 60 days of September 14, 2001.

     (9) Includes 27,500 shares issuable upon exercise of options within 60 days of September 14, 2001.

    (10) Includes 46,003 shares issuable upon exercise of warrants and options within 60 days of September 14, 2001.

    (11) Includes 696,571 shares issuable upon exercise of warrants and options within 60 days of September 14, 2001.


           PROPOSAL 1 - APPROVAL OF NAME CHANGE TO GLYCOGENESYS, INC.

         Our Board of Directors believes that the character and strategic focus of the Company and its business has changed significantly in the past year. The Company has discontinued its consumer and commercial business and is seeking strategic alternatives, including a sale, for its agricultural business. The Company's consumer, commercial and agricultural businesses were focused on providing chemically safe alternatives to existing products. The Company is now focused on the development of carbohydrate-based human therapeutic candidates, such as GBC-590. The Board of Directors believes the name "SafeScience" is no longer appropriate and does not accurately reflect the Company's streamlined business and has proposed the name GlycoGenesys, Inc. to better reflect the Company's increased focus on glycobiology and carbohydrate drug development.

         If the proposed name change is adopted by the stockholders, stockholders will NOT be required to exchange any outstanding stock certificate for a new certificate bearing the name GlycoGenesys, Inc. and existing SafeScience, Inc. stock certificates will be deemed to be certificates of GlycoGenesys, Inc.

         The Company's Board of Directors has unanimously approved and recommended that the shareholders of the Company approve an amendment to its Articles of Incorporation, as amended (the "Articles"), to change the name of the Company to "GlycoGenesys, Inc." The text of the proposed amendment to the Articles to be added as a new paragraph is set forth in Exhibit A to this Proxy Statement.

REQUIRED VOTE

         Approval of the Amendment to the Articles of Incorporation requires the affirmative vote of a majority of shares of Common Stock eligible to vote at the special meeting in person or by proxy. Brokers may vote on this proposal without instruction.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO GLYCOGENESYS, INC.

            PROPOSAL 2 - REMOVAL OF PROHIBITION ON PREEMPTIVE RIGHTS

         In connection with the Stock Purchase Agreement dated June 22, 2001 between the Company and Elan International Services, Ltd. ("EIS") the Company granted to EIS a right of first refusal to participate in any securities offering by the Company for a period of four years, subject to certain limited exceptions. Under this right of first refusal, the Company must give prior notice to EIS and provide EIS the opportunity to purchase any amount, including all, of the securities that the Company is offering. EIS had originally requested only a preemptive right which would have allowed EIS to purchase only up to the number of securities that would enable EIS to maintain the same percentage equity interest in the Company that it had prior to the offering. However, since the Company's Articles prohibit it from granting preemptive rights to stockholders, the Company agreed to grant EIS the right of first refusal until such time as the Company's Articles no longer prohibited preemptive rights, at which time EIS would instead have only preemptive rights for the remainder of the four year period.

         If this proposal is approved, EIS's preemptive right would allow it to purchase a number of securities based upon its fully-diluted equity interest in the Company. The Company currently has 41,505,260 shares of Common Stock outstanding or issuable upon the exercise of options or warrants or conversion of preferred stock. EIS currently owns 2,700,000 shares of Common Stock and has the right to acquire an additional 6,442,913 shares through the exercise of warrants or conversion of preferred stock giving EIS a current fully-diluted equity interest in the Company of 22.0%. If this proposal is approved, based on current holdings, EIS would only have the right to purchase up to 22.0% of the securities in an offering, while currently EIS could purchase up to 100% of the offering. If EIS were to purchase all the shares of Series B preferred stock it has the right to purchase, which are convertible into 5,654,118 shares of Common Stock, its fully-diluted equity interest in the Company would increase to 31.4% and EIS could purchase up to 31.4% of the securities in an offering. The fully-diluted equity interests presented for EIS do not take into account dividends issuable on the Company's preferred stock and assume that the Company issues no additional shares of Common Stock or options, warrants or convertible securities exercisable for, or convertible into, Common Stock.

         EIS's right of first refusal may make it more difficult for the Company to raise additional funds through the sale of securities than if EIS only had preemptive rights because the right of first refusal enables EIS to purchase the entire offering. When a company has granted a contractual right of first refusal, some investors may be discouraged from entering into discussions or negotiations with that company since there is the possibility the holder of the right of first refusal could block an investment into that company. If EIS wanted to purchase too large a percentage of an offering, the purchasers with which the Company was negotiating the offering could determine that the reduced percentage of the offering available to them is insufficient to meet their investing criteria. By eliminating the prohibition on preemptive rights, EIS will merely have preemptive rights instead of a right of first refusal to purchase up to the entire offering.

         In addition, by enabling the Company to grant preemptive rights to its stockholders, the Company will have the ability to grant preemptive rights to other investors if necessary to attract investors or obtain better investment terms. However, the Company has no current intention to grant preemptive rights to any stockholders other than EIS.

         The Company's Board of Directors has unanimously approved and recommended that the shareholders of the Company approve an amendment to the Articles to enable the Company to grant preemptive rights to its stockholders. The proposed amendment to the Articles is set forth in Exhibit A to this Proxy Statement.

REQUIRED VOTE

         Approval of the Amendment to the Articles of Incorporation requires the affirmative vote of a majority of shares of Common Stock eligible to vote at the special meeting in person or by proxy. Brokers are prohibited from voting on this proposal without instruction from the beneficial owner of shares.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO REMOVE THE PROHIBITION OF PREEMPTIVE RIGHTS.



                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the special meeting other than those matters described in the proxy statement. However, if any other matters should properly come before the special meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.



                             SOLICITATION OF PROXIES

         The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this proxy statement. In addition to solicitation of proxies by mail, directors, officers and employees of the Company (who will receive no additional compensation therefore) may solicit the return of proxies by telephone, telegram or personal interview. The Company may engage, but has not currently engaged, a paid solicitor to solicit the return of proxies. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

         Each holder of the Company's Common Stock who does not expect to be present at the special meeting or who plans to attend but who does not wish to vote in person is urged to fill in, date and sign the proxy and return it promptly in the enclosed return envelope.

         Insofar as any of the information in the proxy statement may rest peculiarly within the knowledge of persons other than the Company, the Company relies upon information furnished by others for the accuracy and completeness thereof.

                                           By Order of the Board of Directors,


                                           /s/ Bradley J. Carver
                                           -------------------------------------
                                           Bradley J. Carver
                                           Chief Executive Officer and President
September 28, 2001

                                                                       EXHIBIT A

     Set forth below in full is the text of the proposed Certificate of Amendment to the Articles of Incorporation of the Company as described in this Proxy Statement

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                                SAFESCIENCE, INC.

           -----------------------------------------------------------
            Pursuant to Section 78.390 of the Nevada Revised Statutes
           -----------------------------------------------------------

     The undersigned, being the Senior Vice President and Secretary of SafeScience, Inc., a corporation organized and existing under the laws of the State of Nevada, (the "Corporation") does hereby certify:

     1.   The name of the Corporation is SafeScience, Inc.

     2. That the Board of Directors of said corporation at a meeting duly convened, held on September 14, 2001, adopted a resolution to amend the articles as follows:

           (a) That Section 1, which sets forth the name of the Corporation, be removed in its entirety and the following be inserted in lieu thereof:

           The name of the Corporation is GlycoGenesys, Inc.

           (b) That Section 10, which prohibits preemptive rights, be removed in its entirety and the following be inserted in lieu thereof:

           No shareholder of the Corporation shall have any preemptive rights unless otherwise provided by these Articles of Incorporation or a contract duly entered into by this Corporation.

     3. The total number of outstanding shares of Common Stock of the Corporation having voting power as of September 14, 2001 was 29,183,533.

     4. The amendment set forth above was adopted, pursuant to Section 78.390 of the Nevada Revised Statutes, by the affirmative vote of stockholders owning at least a majority of the outstanding shares entitled to vote therein given at the special meeting of the stockholders held on October 31, 2001.